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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 30, 2005
                                                         ---------------

                         A.C. Moore Arts & Crafts, Inc.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                    000-23157                           22-3527763
--------------------------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number)       (IRS Employer Identification No.)
       of incorporation)


    130 A.C. Moore Drive, Berlin, NJ                                           08009
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(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code  (856) 768-4930
                                                    ---------------

                                 Not Applicable
   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

The Board of Directors of A.C. Moore Arts & Crafts, Inc. (the "Company") has voted to increase the size of the Company's Board of Directors from eight to nine members and appointed Lori J. Schafer to serve as a director of the Company effective as of August 30, 2005. Ms. Schafer will serve as a Class A director until the Company's 2006 annual meeting of shareholders. Ms. Schafer has been named to serve on the Audit Committee of the Board of Directors effective as of August 30, 2005. Richard Lesser, a director of the Company, resigned from his position as a member of the Audit Committee effective as of August 30, 2005.

On September 1, 2005, the Company issued a press release announcing the appointment of Ms. Schafer to the Board of Directors. For additional information regarding Ms. Schafer, please see the press release which is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

    Not applicable.

(b) Pro forma financial information.

    Not applicable.

(c) Exhibits.

    The following exhibit is filed herewith:

    Exhibit No.       Description
    -----------       -----------

      99.1            Press release dated September 1, 2005.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        A.C. MOORE ARTS & CRAFTS, INC.



Date: September 6, 2005                 By:  /s/ Leslie H. Gordon
                                             -----------------------------------
                                             Name:  Leslie H. Gordon
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

99.1              Press release dated September 1, 2005.